freshpet

pets. people. planet.

Q2 2020 Earnings Report

August 3, 2020



Forward Looking Statements & Non-GAAP Measures

Forward-Looking Statements

Certain statements in this presentation constitute "forward-looking" statements, which include any statements related to the novel coronavirus ("COVID-19"), the Freshpet Kitchens Expansion, and the Company's general operating and economic environment. These statements are based on management's current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While Freshpet believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are many risks and uncertainties that could cause actual results to differ materially from forward-looking statements made herein including, most prominently, the risks discussed under the heading "Risk Factors" in the Company's latest annual report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission. Such forward-looking statements are made only as of the date of this presentation. Freshpet undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements.

Non-GAAP Measures

Freshpet uses certain non-GAAP financial measures, including EBITDA, Adjusted EBITDA, Adjusted EBITDA as a % of net sales, Adjusted Gross Profit, Adjusted Gross Profit as a % of net sales (Adjusted Gross Margin), Adjusted SG&A and Adjusted SG&A as a % of net sales. These non-GAAP financial measures should be considered as supplements to GAAP reported measures, should not be considered replacements for, or superior to, GAAP measures and may not be comparable to similarly named measures used by other companies.

Freshpet defines EBITDA as net income (loss) plus interest expense, income tax expense and depreciation and amortization expense, and Adjusted EBITDA as EBITDA plus gain (loss) on disposal of equipment, plant start-up expenses, non-cash share-based compensation, launch expense, fees related to equity offerings, COVID-19 expenses, and fees associated with due diligence of new enterprise resource planning ("ERP") software.

Forward Looking Statements & Non-GAAP Measures (cont.)

Freshpet defines Adjusted Gross Profit as gross profit before depreciation expense, plant start-up costs, COVID-19 expenses and non-cash share-based compensation, and Adjusted SG&A as SG&A expenses before depreciation and amortization expense, non-cash share-based compensation, launch expense, gain (loss) on disposal of equipment, fees related to equity offerings, and fees associated with due diligence of new ERP software..

Management believes that the non-GAAP financial measures are meaningful to investors because they provide a view of the Company with respect to ongoing operating results. Non-GAAP financial measures are shown as supplemental disclosures in this presentation because they are widely used by the investment community for analysis and comparative evaluation. They also provide additional metrics to evaluate the Company's operations and, when considered with both the Company's GAAP results and the reconciliation to the most comparable GAAP measures, provide a more complete understanding of the Company's business than could be obtained absent this disclosure. Adjusted EBITDA is also an important component of internal budgeting and setting management compensation. The non-GAAP measures are not and should not be considered an alternative to the most comparable GAAP measures or any other figure calculated in accordance with GAAP, or as an indicator of operating performance. The Company's calculation of the non-GAAP financial measures may differ from methods used by other companies. Management believes that the non-GAAP measures are important to an understanding of the Company's overall operating results in the periods presented. The non-GAAP financial measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance.

Certain of these measures present the company's guidance for fiscal year 2020, for which the Company has not yet completed its internal or external audit procedures. The Company does not provide guidance for the most directly comparable GAAP measure and similarly cannot provide a reconciliation to such measure without unreasonable effort due to the unavailability of reliable estimates for certain items. These items are not within the Company's control and may vary greatly between periods and could significantly impact future financial results.

Driving growth through the crisis by focusing on our strengths

Uniquely positioned to grow in this chaotic environment

Pre-Crisis January - February	Outbreak March - April	Breakout May - December
• Drive growth under Feed the Growth Plan • Add capacity	• Keep our employees safe • Reliably supply our customers and pet parents	• Adapt to the new realities • Leverage our strengths to continue driving growth

• Nielsen Mega-Channel cons. (Jan-Feb) +29%
• Jan-Feb. shipments +25%
• Capacity constrained
• Began year with low trade inventory
• Endcap Fridge placements in Walmart completed
• New products shipped to some customers
• Start-up Kitchens South and 4th line 24 hour operation
	• Nielsen Mega-Channel (Mar-Apr)
	  • 4 wks thru 3/28 +42%
	  • 4 wks thru 4/25 +10%
	• March sales +34%
	• April sales +34%
	• Capacity constrained
	• Fridge and new product placements delayed; April advertising pushed back
	• Significant investments in safety and supply chain
		• Incremental advertising investment
		• New e-commerce programs launched
		• Incremental retail coverage
		• Capacity catch up; Kitchens South 2nd shift and start-up Kitchens 2.0
		• Complete fridge and new product placements
		• Significant investments in safety and supply chain

Freshpet pivoted to leverage our strengths and the changing COVID environment to drive growth

Post-trough growth rate exceeds pre-COVID growth rate


Advertising
e-commerce
Fix Stores
Re-build Supply
Keep Team Safe

- Moved April advertising
- Increased advertising $2 million
- Continuous media May-October

- Delivery options on website
- Launched "Delivered" ad
- Introduced DTC option

- Incremental retail coverage

- Ran production lines continuously
- Improved fill rates to 90+%
- Added 2nd shift at Kitchens South

- 3 layers of protection
- Transparent communication

freshpet

Post-surge pivot is driving accelerated consumption growth

Nielsen Mega-Channel consumption vs. YA thru 7/25/20:

- Q2: +21%
- Latest week: +41%
- YTD: +27%



Nielsen Mega-Channel Consumption ($)
~2x week-on-week consumption growth vs. pre-COVID
11,000,000
10,500,000
10,000,000
9,500,000
9,000,000
8,500,000
8,000,000
7,500,000
7,000,000
6,500,000
6,000,000
1/4/2020
1/11/2020
1/18/2020
1/25/2020
2/1/2020
2/8/2020
2/15/2020
2/22/2020
2/29/2020
3/7/2020
3/14/2020
3/21/2020
3/28/2020
4/4/2020
4/11/2020
4/18/2020
4/25/2020
5/2/2020
5/9/2020
5/16/2020
5/23/2020
5/30/2020
6/6/2020
6/13/2020
6/20/2020
6/27/2020
7/4/2020
7/11/2020
7/18/2020
7/25/2020

Source: Nielsen Mega-Channel Data thru 7/25/20

freshpet

Accelerating growth rate behind post-surge pivot

Continuous media on air May-October capitalizes on lower media rates and higher viewership


Nielsen Mega-Channel Index vs. YA
170.0%
160.0%
150.0%
140.0%
130.0%
120.0%
110.0%
100.0%
+28.8% vs. YA
Latest week: +41% vs. YA
Revised Guidance = >30%
1/4/2020
1/11/2020
1/18/2020
1/25/2020
2/1/2020
2/8/2020
2/15/2020
2/22/2020
2/29/2020
3/7/2020
3/14/2020
3/21/2020
3/28/2020
4/4/2020
4/11/2020
4/18/2020
4/25/2020
5/2/2020
5/9/2020
5/16/2020
5/23/2020
5/30/2020
6/6/2020
6/13/2020
6/20/2020
6/27/2020
7/4/2020
7/11/2020
7/18/2020
7/25/2020

Source: Nielsen Mega-Channel Data thru 7/25/20

Q2 2020: Accelerating growth and leverage from scale

9 of last 10 quarters >25% net sales growth


Freshpet Net Sales & Adj. EBITDA Performance
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$60.1
+26%
$1.2
-47%
$80.0
+33%
$11.2
+833%
Q2 2019
Q2 2020
($5.7)
$0.2
Net Sales ($ millions)
Adj. EBITDA ($ millions)
Net Income (Loss) ($ millions)

freshpet

YTD 2020: Consistent performance despite the COVID crisis

Both Q1 and Q2 delivered strong top line growth consistent with long-term performance



Freshpet Net Sales & Adj. EBITDA Performance
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$20.0
$15.0
$10.0
$5.0
$0.0
$114.8
+26%
$4.0
-8%
$150.1
+31%
$16.9
+326%
YTD 2019
YTD 2020
($9.1)
($3.4)
Net Sales ($ millions)
Adj. EBITDA ($ millions)
Net Income (Loss) ($ millions)

freshpet

Accelerating growth after the COVID-trough

YTD consumption growth of 27% and accelerating to >30% in June


$ % Chg YA
ACV % Chg
$

Source: Nielsen Mega-Channel Data thru 7/11/20

Q2 2020: Continued strong consumption growth despite post-COVID trough in April

Shelter-in-place orders disproportionately helped Food and hurt Big Box Pet



Q2 2020 Nielsen Consumption Growth
21%
26%
27%
-5%
Mega-Channel
XAOC
Food
Big Box Pet

Source: Nielsen Q2 consumption data thru 6/27/20

June: Strengthening trends the last 4 weeks of Q2

Last week of June Nielsen Mega-Channel: +33% growth


June 2020 Nielsen Consumption Growth
31%
35%
36%
11%
Mega-Channel
XAOC
Food
Big Box Pet

Source: Nielsen Latest 4 Week Consumption Data thru 6/27/20

freshpet

Q2: Net sales grew faster than consumption as we re-filled trade inventory void created in Q4 '19 and Q1 '20

By the end of Q2, fill rates were ~90% with only a few sku's experiencing occasional shortages



Q2 2020 Consumption to Net Sales Reconciliation
21%
2%
6%
3%
1%
33%
Consumption Growth
Q4 Short Shipments
Q1 Short Shipments
Base Year Short Shipments
Less Spoils in Q2 2020
Total

Source: Nielsen Q2 consumption data thru 6/27/20 and company estimates

freshpet

YTD: Strong, balanced performance despite COVID surge and trough

June consumption growth >30% and accelerating



YTD Consumption to Net Sales Reconciliation
27%
1%
2%
1%
31%
Consumption Growth
Q4 Short Shipments
Base Year Short Shipments
Less Spoils
Total

Source: Nielsen YTD consumption data thru 6/27/20 and company estimates

freshpet

Freshpet bouncing back from post-surge trough faster than the category

Freshpet is now ahead of where it would have been if there had been no COVID crisis



Freshpet Weekly Dollars (000)
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Wet+Dry Dog Food Weekly Dollars (000)
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
01/04/20
01/11/20
01/18/20
01/25/20
02/01/20
02/08/20
02/15/20
02/22/20
02/29/20
03/07/20
03/14/20
03/21/20
03/28/20
04/04/20
04/11/20
04/18/20
04/25/20
05/02/20
05/09/20
05/16/20
05/23/20
05/30/20
06/06/20
06/13/20
06/20/20
06/27/20
07/04/20
07/11/20
Freshpet Total RFG
Dog Food Wet&Dry

Source: Nielsen Mega-Channel Data thru 7/11/20

freshpet

Freshpet's growth significantly outperformed the category

Freshpet growth typically 25-30 points better than the category



Nielsen Consumption Growth vs. YA
Wet & Dry Dog Food Category (w/o Freshpet)
Freshpet
50
40
30
20
10
0
-10
-20
-5.5
-4.5
-2.9
-8.1
-10.2
-7.8
-6
-16.1
0.6
2.8
2.3
-4.6
34.3
37.4
36.6
17.9
23.9
28
27.9
2.2
26.1
29.8
31.2
7.6
Total Mega-Channel
Total US xAOC
Total US Food
Pet Specialty
Latest 4 wks
Latest 13 wks
Latest 52 wks
Latest 4 wks
Latest 13 wks
Latest 52 wks

Source: Nielsen Data thru 7/11/20

Consistently building market share across all classes of trade

Freshpet's total $ growth leads the category in Nielsen Mega-Channel


Freshpet $ Share of Wet & Dry Dog
10.1
5.6
4.8
2.4
9.5
5.3
4.5
2.3
8.6
4.8
4.0
2.0
8.1
4.4
3.7
1.9
4wk
13wk
26wk
52wk
Freshpet Share of Wet + Dry Dog
Total US Food
Total US xAOC
Mega-Channel
Pet Superstore

Source: Nielsen Data thru 7/11/20

freshpet

Store count growth limited by COVID-19 related retail disruption

Q2: 253 net new stores


24,000
22,000
20,000
18,000
16,000
14,000
12,000
10,000
10,826
+28%
13,387
+24%
15,015
+12%
16,609
+11%
18,004
+8%
19,499
+8%
21,570
+11%
22,120
+8%
2013
2014
2015
2016
2017
2018
2019
YTD 2020

Source: Internal company data; all periods are ending 12/31 except 2020 which is quarter end 6/30/20 compared to YA

freshpet

Retail disruptions reduced new Fridge placements, but second Fridge placements were completed

Retailers have resumed Fridge placements consistent with our expectations



Store Count
20,414
22,120
Q2 2019
Q2 2020



Net New Stores
361
253
915
550
Qtr. Increase
YTD Increase
Q2 2019
Q2 2020



Fridge Upgrades
1,168
1,809
458
218
Cumulative
YTD Increase
Q2 2019
Q2 2020



Second Fridges
747
1,586
376
779
Cumulative
YTD Increase
Q2 2019
Q2 2020

Source: Internal company data

freshpet

Distribution gains slowed during COVID-19 crisis; expected to resume in Q3 and beyond

Added 253 net new stores in Q2 – now totaling 22,120



Freshpet % ACV
COVID Crisis
56.0
54.0
52.0
50.0
48.0
46.0
44.0
42.0
43.8
44.1
44.5
44.6
44.9
45.0
45.2
45.5
45.7
45.7
45.8
46.1
46.4
47.4
47.9
48.2
48.5
48.9
49.3
49.7
49.9
50.2
51.1
52.5
52.8
53.4
54.4
54.5
54.6
54.8
54.9
4 W/E 03/24/18
4 W/E 04/21/18
4 W/E 05/19/18
4 W/E 06/16/18
4 W/E 07/14/18
4 W/E 08/11/18
4 W/E 09/08/18
4 W/E 10/06/18
4 W/E 11/03/18
4 W/E 12/01/18
4 W/E 12/29/18
4 W/E 01/26/19
4 W/E 02/23/19
4 W/E 03/23/19
4 W/E 04/20/19
4 W/E 05/18/19
4 W/E 06/15/19
4 W/E 07/13/19
4 W/E 08/10/19
4 W/E 09/07/19
4 W/E 10/05/19
4 W/E 11/02/19
4 W/E 11/30/19
4 W/E 12/28/19
4 W/E 01/25/20
4 W/E 02/22/20
4 W/E 03/21/20
4 W/E 04/18/20
4 W/E 05/16/20
4 W/E 06/13/20
4 W/E 07/11/20

Source: Nielsen Mega-Channel Data thru 7/11/20

freshpet

Rapid velocity growth behind post-surge pivot

Latest 4 weeks $/$ million ACV: +19% vs. YA


Freshpet Velocity
$ / $MM ACV
750
700
650
600
550
500
450
400
467
476
486
498
506
507
517
525
523
517
516
523
546
560
568
571
580
587
584
585
596
600
594
572
587
607
716
538
586
644
701
4 W/E 03/24/18
4 W/E 04/21/18
4 W/E 05/19/18
4 W/E 06/16/18
4 W/E 07/14/18
4 W/E 08/11/18
4 W/E 09/08/18
4 W/E 10/06/18
4 W/E 11/03/18
4 W/E 12/01/18
4 W/E 12/29/18
4 W/E 01/26/19
4 W/E 02/23/19
4 W/E 03/23/19
4 W/E 04/20/19
4 W/E 05/18/19
4 W/E 06/15/19
4 W/E 07/13/19
4 W/E 08/10/19
4 W/E 09/07/19
4 W/E 10/05/19
4 W/E 11/02/19
4 W/E 11/30/19
4 W/E 12/28/19
4 W/E 01/25/20
4 W/E 02/22/20
4 W/E 03/21/20
4 W/E 04/18/20
4 W/E 05/16/20
4 W/E 06/13/20
4 W/E 07/11/20

Source: Nielsen Mega-Channel Data thru 7/11/20

Retail availability has improved significantly

Retail conditions returned to normal by the end of June/early July



Freshpet Total Distribution Points (TDP's)
Nielsen Mega-Channel
Out-of-stocks
635
635
641
647
648
644
640
639
660
687
684
687
682
678
695
706
715
722
731
737
749
762
788
709
739
785
814
4 W/E 07/14/18
4 W/E 08/11/18
4 W/E 09/08/18
4 W/E 10/06/18
4 W/E 11/03/18
4 W/E 12/01/18
4 W/E 12/29/18
4 W/E 01/26/19
4 W/E 02/23/19
4 W/E 03/23/19
4 W/E 04/20/19
4 W/E 05/18/19
4 W/E 06/15/19
4 W/E 07/13/19
4 W/E 08/10/19
4 W/E 09/07/19
4 W/E 10/05/19
4 W/E 11/02/19
4 W/E 11/30/19
4 W/E 12/28/19
4 W/E 01/25/20
4 W/E 02/22/20
4 W/E 03/21/20
4 W/E 04/18/20
4 W/E 05/16/20
4 W/E 06/13/20
4 W/E 07/11/20

Source: Nielsen Mega-Channel Data thru 7/11/20

freshpet

Freshpet consumers confirm improved availability

>90% of consumers claimed they could find the exact item they wanted by June


Freshpet Availability Consumer Comments
120
100
80
60
40
20
0
12/29/2019
01/05/2020
01/12/2020
01/19/2020
01/26/2020
02/02/2020
02/09/2020
02/16/2020
02/23/2020
03/01/2020
03/08/2020
03/15/2020
03/22/2020
03/29/2020
04/05/2020
04/12/2020
04/19/2020
04/26/2020
05/03/2020
05/10/2020
05/17/2020
05/24/2020
05/31/2020
06/07/2020
06/14/2020
06/21/2020
06/28/2020
OOS - Out of Stock/Can't Find
WTB - Where to Buy

Source: Internal company data; Consumer contacts via e-mail, letter and phone

Q2 2020 e-commerce sales +201% vs. YA

5.0% of Freshpet sales in Q2 2020 were e-commerce


Find Freshpet Near You
Store Search
0 Selected
Buy Online
Remember to check your favorite local retailer for additional online and curbside pickup options!

instacart
SHIPT

amazonfresh
freshdirect. Peapod


35%
Last Mile Delivery
10%
Online Fresh Delivery
56%
Click & Collect

Kroger ClickList
Walmart Pickup · Grocery
From Home

>90% of e-commerce sales go through a Freshpet Fridge in Q2

Source: Internal company data

freshpet

Strong penetration growth despite moving April advertising back to May-October

More than doubled Core Dog HH penetration in 3 years



Freshpet Penetration Growth
2.75
2.25
1.75
1.25
0.75
1.66
+6%
1.08
+9%
1.96
+18%
1.37
+18%
2.36
+20%
1.81
+32%
2.81
+19%
2.19
+21%
2017
2018
2019
2020
Total Penetration (%)
Core Dog Penetration (%)
Total Penetration Trendline
Core Dog Penetration Trendline

Source: Nielsen HH Panel for the periods ending mid-July 2017, 2018, 2019, 2020

On pace for our 5 x 2025 HH penetration goal

Added 575K incremental users in the past year


Progress Towards 2025 HH Penetration Goal
8.0
3.5
Current HH Penetration
2025 Target HH Penetration

Source: Nielsen HH Panel for the period ending July 11, 2020

freshpet

Buying rate growth continues

5% growth in core dog buying rate


Freshpet Buying Rate
$140.00
$130.00
$120.00
$110.00
$100.00
$90.00
$80.00
$70.00
$60.00
$95.69
+10%
$123.68
+11%
$100.18
+5%
$123.52
--
$106.66
+6%
$124.30
+1%
$112.56
+6%
$131.02
+5%
2017
2018
2019
2020
Total Buying Rate
Core Dog Buying Rate

Source: Nielsen HH Panel for the period ending mid-July 2017, 2018, 2019, 2020 and company internal data

freshpet

Consistent gross margin performance

Q2 Adj. Gross Margin impacted by mix shift to bags vs. Q1


Q2 2020 Adj. Gross Margin Progress
48.5%
49.1%
Q2 2019
Q2 2020
YTD Adj. Gross Margin Progress
49.4%
49.3%
2019
2020
45.5%
42.4%
46.4%
43.8%
Gross Margin

Delivered 260 bps of Adj. SG&A (excluding media) leverage in Q2

Moving April media to May-August drove 340 bps reduction in Adj. SG&A in Q2



SG&A Leverage Progress
Q2 2020
60.0%
55.0%
50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
54.4%
42.1%
Q2 2019
Q2 2020



Adj. SG&A Leverage Progress
Q2 2020
50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
46.4%
24.7%
Media: 21.7%
35.1%
22.1%
Media: 13.0%
Q2 2019
Q2 2020
Adj. SG&A % Excluding Media
Total Adj. SG&A %

Capacity addition projects are on track

Currently have $350 million of capacity; will have >$550 million by year end

To meet demand, we have completed the following capacity expansion projects

- Rolls line 24/7: In January, we took our second roll line to 24/7 production. Since then, we have had ample capacity to meet all demand for rolls.
- Kitchens South: In February, we started up a small piece-size/small bag size line in a partner's facility (using our equipment). That start-up has gone well.
- Kitchens South – Second Shift: We started up a second shift at Kitchens South. In combination with the first shift, that site now has capacity for $50 million of net sales.

As of today, we have enough capacity to support $350 million of business. However, we will be a bit tight on Fresh From the Kitchen capacity until Kitchens 2.0 starts up at the end of Q3 and ships product in October.

- Kitchens 2.0: Construction is nearing completion and slated to start-up by the end of Q3. This will take total capacity to >$550 million.
- Ennis, TX Kitchens 3.0: We will break ground on Kitchens 3.0 in Ennis, TX in early August 2020. It is expected to start-up in the second half of 2022 and the first phase will bring total Freshpet capacity to just under $1 billion.

freshpet

Adding 2nd shift at Kitchens South increased our run rate capacity in June to $350 million

Kitchens 2.0 will take capacity to ~$590 million by the first quarter of 2021


Freshpet Capacity
Net Sales Potential
$300
$300
$50
$350
$240
$590
$50
$640
$300
$940
$400
$1,340
Kitchens 1.0
Kitchens South #1
Kitchens 2.0
Kitchens South #2
Ennis Phase 1
Ennis Phase 2
New Capacity
Cumulative Capacity

Kitchens 2.0 construction on track for start-up by Q4

Plan to start-up bag line in Q4 and roll line in Q1 2021



In final installation phase. Expect to begin line trials by the end of September.

freshpet

Capital spending plan is on track

Targeting to have available capacity one year ahead of need


Kitchens 2.0
$110-115 million
Kitchens South
$15 million
Kitchens 3.0
$290 million
Kitchens South #2
$15-20 million
Kitchens 3.1
$160 million**
2019
2020
2021
2022
2023
2024
2025
Total Capex*
$80 mm
$150-160 mm
~$245 mm
~$80 mm
~$110 mm
~$70 mm
~$70 mm

*also includes maintenance capex, fridges and IT

** includes 4 production lines, taking total capacity to $1.3 billion

freshpet

COVID-19 Team Member safety & reward plan is working

Employee safety results have been strong and ensured continuous operation

Wellness check:
Third-party nurse

Deep cleaning:
Expert "deep cleaning" of Kitchens' break/ meeting areas

Social distancing:
6ft/2M
Tripled size of break / meeting areas

Masks Required:
Required use by all team members

Air filtration:
Increased air filtration and system upgrades

Staggered Shifts:
To avoid a concentration of team members

Personal Sanitation:
At doors and in meeting room sanitation

Suspended absenteeism policy:
To encourage people to stay home if needed. Reinstated on 7/1/20.

Quarantine with pay:
Followed or exceeded all CDC and FDA guidelines

Quarterly incentive:
Quarterly incentive based on Q1 & Q2 performance on quality, safety, productivity

Incremental cash bonus:
$500 after tax bonus for all Kitchens' team members in April

Safety & Continuity Stock Grants:
Stock grants to frontline employees who are critical to protecting our team and ensuring continued operations

Restaurant gift cards:
$50 gift cards to local restaurants 2x month, helping the community and our team

Gift baskets to teams families:
Game / movie night + stay safe initiatives + masks for family + bulk food

freshpet

Committed to protecting our employees and continuing to nourish our pets

Current estimate of COVID-19 related costs:

$4 million

- **Protecting our employees**
  - 3rd party medical staff performing health checks on employees
  - Increased deep cleanings
  - Increased sanitizing and social distancing cost
  - Providing employees with mandatory personal protective equipment
- **Increased COVID-19 related compensation cost**
  - Additional direct compensation to employees
  - Increased absenteeism and need for incremental staffing
- **Costs to protect supply chain**
  - Temporary cost of bringing on additional ingredient and packaging suppliers in case of disruption at current vendors

These cost are temporary in nature. These cost will be added back to the Company's Net Income to Adjusted EBITDA reconciliation.

Raising 2020 Net Sales and Adj. EBITDA Guidance

See assumptions on next page

$ in Millions	Previous	New	Increase
Net Sales	>$310	>$320	+$10
vs. YA	+26%	+30%	
Adjusted EBITDA	>$44	>$46	+$2
vs. YA	+51%	+58%	

Updated Commentary:

- **Volume cadence:** Q2 shipments exceeded consumption as we re-filled trade inventory drained by the Q1 COVID-surge. Potential for a small portion of FFTK demand in Q3 to turn into Q4 shipments due to FFTK capacity limits until Kitchens 2.0 begins shipping in October.
- **Advertising investment:** On-air continuously from May until October which could drive stronger HH penetration gains in Q3 than historically. Media viewership is also higher than normal. Media investment split 65%/35% first half/second half.
- **Gross margin:** Q2 adj. gross margin reflects the catch up on bags shipments (vs. Q1 skew towards rolls). Beef cost inflation could drop adj. gross margin slightly below 49%.
- **Add Backs:** COVID-19 related costs will impact Q2 and Q3 most significantly; anticipate $4 million in total costs for the year

freshpet

Progress Against Guidance Assumptions

Post-surge pivot has positioned us well to accelerate growth

Our guidance considers the following factors. We believe we have made reasonable assumptions about each factor. However, the external environment is very dynamic, so we want investors to understand the basis for our guidance:

- ✓ **Supply:** We do not encounter any significant supply interruptions – either upstream from us or in our facilities. *So far, we have not had to shut down our facility at any time due to COVID but have shut down a line from time to time due to absenteeism.*
- ✓ **Costs:** The costs that we incur to manage the COVID-19 crisis total $4 million and are concentrated in Q2 and Q3. *On track.*
- ✓ **Media Effectiveness:** The effectiveness of our media investment is not adversely impacted by the changing consumer environment. *Media returns greatly exceed YA.*
- Too early to tell — **Shopping Behavior:** The presence of significant restrictions on shopping in stores doesn't prevent reasonable consumption and replenishment patterns similar to what we have seen historically. *Currently strong; on watch for impacts from further social mobility restrictions, the macroeconomic environment and social unrest.*
- ✓ **Retailer Activity:** Retailers resume a significant portion of their fridge placements and new item distribution in Q3. *On track-- added 253 net new stores in Q2*
- ✓ **Customer Credit:** We have no major customer credit issues as a result of the COVID-19 crisis. *No issues to date.*

This is not an all-inclusive list. For that, please consult the Risks section of our latest SEC filings.

✓ = To date, market conditions and business performance are expected to match the assumption to the best of our knowledge

freshpet

Increasing Net Sales Guidance to >$320 million

Accelerating consumption trends support second half growth rate of >30%



2020 Guidance
$114.8
26%
$150.1
31%
$150.1
31%
$131.0
28%
$160.0
22%
$170.0
30%
$245.8
27%
$310.1
26%
$320.1
30%
First Half
Second Half
Total
2019
2020 (Original Guidance)
2020 (>$320 Guidance)

freshpet

"Feed the Growth" is working

Accelerated growth rate and capturing scale benefits


Advertising & Innovation
Expand HH Penetration
Increase Velocity
Expand Visibility & Availability
Expand Capacity
Leverage Scale in COGS & SG&A
Drive Efficiencies
freshpet
2 BY 025
FEED THE GROWTH

freshpet

Step-by-step governance transition plan matches the increasing scale and sophistication of the Company over the next 5 years

2020 Freshpet proxy will include long-term governance transition plan

Objective: Transition Freshpet's governance practices in place since the 2014 IPO as a fast growing, small cap, private equity-backed company to the practices one would expect in 2025 of a mature $1 billion company that has a broad and sophisticated shareholder base. The plan will match the increasing scale and complexity of the Company over the next 5 years with a step-by-step process that removes the governance practices associated with early stage companies. The plan includes:

freshpet

	YOUNG	Today	2020	2021	2022	2023 to 2025	MATURE
Independent Chairman	Yes	●					Yes
Separate CEO & Chair	Yes	●					Yes
No Poison Pill	Yes	●					Yes
Eliminate Supermajority Voting Rights	75%		●*				50%
Director Resignation Policy	No		●				Yes
Majority Voting in Uncontested Elections	No (plurality)			●*			Yes
Director Retirement Policy	No			●			Yes
Proxy Access	No				●*		Yes
Shareholder Right to Call Special Meeting	No				●*		Yes
Declassified Board**	3 Year Terms			●*		○	1 Year Terms

*Proposals requiring shareholder action in that year's Proxy Statement.

** The company expects to submit a stockholder proposal in 2021 to begin declassifying its board in 2023, with the board to be fully declassified by 2025.

freshpet

2025

BY

FEED THE GROWTH

Appendix

Reconciliation between Gross Profit to Adjusted Gross Profit

	Three Months Ended June 30,		Six Months Ended June 30,	
	2020	2019	2020	2019
	(Dollars in thousands)			
Gross Profit	$ 33,933	$ 27,327	$ 65,723	$ 53,242
Depreciation expense (a)	2,550	1,589	4,294	3,155
Plant start-up expense (b)	725	—	1,192	—
Non-cash share-based compensation (c)	493	186	941	334
COVID-19 expense (d)	1,546	—	1,763	—
Adjusted Gross Profit	**$ 39,248**	**$ 29,102**	**$ 73,914**	**$ 56,731**
Adjusted Gross Profit as a % of Net Sales	49.1%	48.5%	49.3%	49.4%

(a) Represents depreciation and amortization expense included in cost of goods sold.

(b) Represents additional operating costs incurred in connection with the start-up of our new manufacturing lines as part of the Freshpet Kitchens expansion projects.

(c) Represents non-cash share-based compensation expense included in cost of goods sold.

(d) Represents COVID-19 expenses including (i) costs incurred to protect the health and safety of our employees during the COVID-19 pandemic, (ii) temporary increased compensation expense to ensure continued operations during the pandemic, and (iii) costs related to mitigate potential supply chain disruptions during the pandemic.

freshpet

Reconciliation between SG&A to Adjusted SG&A

	Three Months Ended June 30,		Six Months Ended June 30,	
	2020	2019	2020	2019
	(Dollars in thousands)			
SG&A expenses	$ 33,702	$ 32,672	$ 68,378	$ 61,904
Depreciation and amortization expense (a)	2,891	2,334	5,600	4,486
Non-cash share-based compensation (b)	1,793	1,244	3,523	2,296
Launch expense (c)	686	948	1,642	2,071
Loss on disposal of equipment	34	(7)	36	1
Equity offering expenses (d)	—	265	58	299
Enterprise Resource Planning (e)	129	—	402	—
COVID-19 expense (f)	96	—	96	—
Adjusted SG&A Expenses	**$ 28,073**	**$ 27,888**	**$ 57,020**	**$ 52,751**
Adjusted SG&A Expenses as a % of Net Sales	35.1%	46.4%	38.0%	45.9%

(a) Represents non-cash depreciation expense included in SG&A.

(b) Represents non-cash share-based compensation expense included in SG&A.

(c) Represents new store marketing allowance of $1,000 for each store added to our distribution network, as well as the non-capitalized freight costs associated with Freshpet Fridge replacements. The expense enhances the overall marketing spend to support our growing distribution network.

(d) Represents fees associated with public offerings of our common stock.

(e) Represents fees associated with due diligence of new Enterprise Resource Planning software.

(f) Represents COVID-19 expenses including (i) costs incurred to protect the health and safety of our employees during the COVID-19 pandemic, (ii) temporary increased compensation expense to ensure continued operations during the pandemic, and (iii) costs related to mitigate potential supply chain disruptions during the pandemic.

freshpet

Reconciliation between Net Income to Adjusted EBITDA

	Three Months Ended June 30,		Six Months Ended June 30,	
	2020	2019	2020	2019
	(Dollars in thousands)			
Net income (loss)	$ 153	$ (5,661)	$ (3,437)	$ (9,083)
Depreciation and amortization	5,441	3,923	9,894	7,643
Interest expense	80	276	784	379
Income tax expense	22	19	43	38
EBITDA	**$ 5,696**	**$ (1,443)**	**$ 7,284**	**$ (1,023)**
Loss (gain) on disposal of equipment	34	(7)	36	1
Non-cash share-based compensation	2,286	1,430	4,464	2,630
Launch expense (a)	686	948	1,642	2,071
Plant start-up expenses (b)	725	—	1,192	—
Equity offering expenses (c)	—	265	58	299
Enterprise Resource Planning (d)	129	—	402	—
COVID-19 expense (e)	1,642	—	1,859	—
Adjusted EBITDA	**$ 11,199**	**$ 1,193**	**$ 16,938**	**$ 3,978**
Adjusted EBITDA as a % of Net Sales	14.0%	2.0%	11.3%	3.5%

(a) Represents new store marketing allowance of $1,000 for each store added to our distribution network, as well as the non-capitalized freight costs associated with Freshpet Fridge replacements. The expense enhances the overall marketing spend to support our growing distribution network.

(b) Represents additional operating costs incurred in connection with the start-up of our new manufacturing lines as part of the Freshpet Kitchens expansion projects.

(c) Represents fees associated with public offerings of our common stock.

(d) Represents fees associated with due diligence of new Enterprise Resource Planning software.

(e) Represents COVID-19 expenses including (i) costs incurred to protect the health and safety of our employees during the COVID-19 pandemic, (ii) temporary increased compensation expense to ensure continued operations during the pandemic, and (iii) costs related to mitigate potential supply chain disruptions during the pandemic.